FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2005

Global Crossing Limited

(Exact Name of Registrant as Specified in its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-16201	98-0407042
(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street Hamilton, Bermuda	HM12
(Address of Principal Executive Offices)	(Zip Code)

(441) 296-8600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

On September 13, 2005, Global Crossing Limited issued a press release relating to, among other things, Global Crossing (UK) Telecommunications Limited’s (“GCUK”) financial results for the fiscal quarter ended June 30, 2005. Such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is also furnished as Exhibit 99.1 to GCUK’s Report of Foreign Private Issuer on Form 6-K dated the date hereof.

The information contained in this Item 2.02/ 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit.

Exhibit No.	Description of Exhibit

99.1	Press release issued by Global Crossing Limited on September 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2005

GLOBAL CROSSING LIMITED

By:	/s/ Jean F.H.P. Mandeville
Name:	Jean F.H.P. Mandeville
Title:	Executive Vice President and Chief Financial Officer